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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     NOVEMBER 20, 2000 (SEPTEMBER 24, 2000)

                            -----------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                000-23709                                        13-3870996
         (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                    10001
            NEW YORK, NEW YORK                                   (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

                  On November 17, 2000, DoubleClick Inc. ("DoubleClick") and @plan.inc. ("@plan") issued a joint press release announcing that they had amended and restated the Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000 (the "Merger Agreement" and, as amended and restated, the "Amended and Restated Merger Agreement"), among DoubleClick, Atlas Merger Sub, Inc., a Tennessee corporation and a direct, wholly owned subsidiary of DoubleClick, and @plan. Pursuant to the Amended and Restated Merger Agreement, @plan will be merged with and into Atlas Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of DoubleClick ("Merger Sub") (the "Merger"), with Merger Sub continuing as the surviving corporation. As a result of the Merger, @plan will become a wholly owned subsidiary of DoubleClick. For information regarding the terms and conditions of the Merger, including the consideration to be paid to @plan's shareholders, reference is made to the Amended and Restated Merger Agreement, filed as Exhibit 2.1.1 and incorporated herein by reference, and the filing made pursuant to Rule 425 by DoubleClick, dated November 17, 2000, which is incorporated herein by reference.

                  In connection with the execution of the Merger Agreement, certain of @plan's shareholders entered into Shareholder Agreements with DoubleClick, dated as of September 24, 2000, pursuant to which they agreed to vote in the aggregate 48.6% of the outstanding @plan common stock for the approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of this Shareholder Agreement is attached as Annex A to the Merger Agreement. In connection with the execution of the Amended and Restated Merger Agreement, these @plan shareholders executed a letter agreement confirming that their obligations under the Shareholder Agreements remain in full force and effect. The form of this letter is attached as Annex A-1 to the Amended and Restated Merger Agreement.

                  Consummation of the Merger is subject to customary closing conditions, including approval by @plan's shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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

EXHIBIT
NUMBER
2.1 Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000, among DoubleClick Inc., Atlas Merger Sub, Inc. and @plan.inc, including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated September 27, 2000.)

2.1.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, among DoubleClick Inc., Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc., including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan's Form 8-K/A filing, dated November 17, 2000.)

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2 DoubleClick/@plan Analyst Speech. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3 DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.4 Press Release of DoubleClick, dated November 17, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated November 17, 2000.)


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOUBLECLICK INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Jeffrey E. Epstein
                                                -------------------------------
                                                Name:  Jeffrey E. Epstein
                                                Title: Executive Vice President

Dated: November 20, 2000







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

EXHIBIT                              EXHIBIT INDEX
2.1 Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and @plan.inc, including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated September 27, 2000.)

2.1.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, among DoubleClick Inc., Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc., including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan's Form 8-K/A filing, dated November 17, 2000.)

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2 DoubleClick/@plan Analyst Speech. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3 DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.4 Press Release of DoubleClick, dated November 17, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated November 17, 2000.)

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